EXHIBIT 4.1

NUMBER

SHARES

Conmed HEALTHCARE MANAGEMENT

CONMED HEALTHCARE MANAGEMENT, INC.
CORPORATE
DELAWARE

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE

FOR CERTAIN DEFINITIONS

CUSIP 20741M 10 3

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.0001 PAR VALUE, OF

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly author-
ized officers and the Corporate Seal to be hereunto affixed.

Dated:

TREASURER, SECRETARY AND CHIEF FINANCIAL OFFICER

CHM

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

SEAL

CHIEF EXECUTIVE OFFICER

CONMED HEALTHCARE MANAGEMENT, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
			UTMA –	______________ Custodian _______________
TEN COM	–	as tenants in common		(Cust) (Minor)
TEN ENT	–	as tenants by entireties		under Uniform Transfers to Minors

JT TEN	–	as joint tenants with right of survivorship		Act ___________________________________
		and not as tenants in common		(State)
Additional abbreviations may also be used though not in above list.

For value received _____ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________ _________________________________________________________________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________	X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.